Exhibit 99.1

Rumble Closes Acquisition of Northern Data

Acquires Over 200 MW of Unmonetized Energy Capacity

Immediate Access to one of Europe’s largest Independent GPU Estates, With Roughly 22,000 High-end NVIDIA GPUs

Northern Data Increases Full Year Revenue Outlook by Approximately 30%, Expects to Deliver Revenue in the Range of 170 to 190 million Euros

Longboat Key, FL – June 17, 2026 – Rumble (NASDAQ: RUM), today announced the closing of the acquisition of Northern Data AG (“Northern Data”), a leading provider of AI and high-performance computing (HPC) infrastructure. Rumble now owns approximately 85.2% of Northern Data’s outstanding shares.

“Closing this transaction marks a defining step in our evolution,” said Chris Pavlovski, Founder and Chief Executive Officer. “We now have over 200 MW of unmonetized energy capacity and substantial contracted revenue across Rumble. Investors can see that we are very quickly entering an entirely new level of fundamentals for our business, both in terms of the quality of the infrastructure we control and the anchor partnerships that validate it.”

With the acquisition of Northern Data, Rumble takes a giant step forward, instantly becoming a meaningful, growing player in the AI compute-as-a-service, power, and data center markets, while unlocking AI opportunities across Rumble’s video platform to support advertisers, users, and creators.

The acquisition of Northern Data delivers an immediate and quantifiable uplift to Rumble’s financial profile. Northern Data has recently raised its full-year 2026 revenue outlook to 170 to 190 million euros, an increase from the prior expectation of 130 to 150 million euros, with utilization of its roughly 22,000 NVIDIA H100 and H200 GPUs reaching approximately 85% in March 2026.

The demand is validated by Rumble’s recently announced multi-year agreement with Together AI with a $270 million total contract value for dedicated GPU cloud capacity powered by NVIDIA Blackwell B300 systems.

Scaled Infrastructure with Untapped Potential

With Northern Data, Rumble now has roughly 250 MW of current energized and planned power, almost all of which is expected to come online by 2027 across ten data centers, four of which are owned. More than 200 MW of this capacity is currently unmonetized, providing substantial headroom to deploy additional high-end GPUs and layer on incremental services over time. In addition, Rumble gains access to one of Europe’s largest independent GPU estates, with roughly 22,000 high-end NVIDIA GPUs and a growing high-density, liquid-cooled data center footprint across Europe.

Rumble Cloud contributes a scaled CPU-based compute, storage, and network backbone originally designed to power Rumble’s world-class low-latency video delivery. Together, these assets represent the mix of GPU, CPU, power, and edge connectivity required to build the backbone for a new class of agentic enterprises, startups and creators whose businesses are run by AI agents and infrastructure working on their behalf at cloud scale.

Advisors

Guggenheim Securities, LLC acted as lead financial advisor, Willkie Farr & Gallagher LLP is serving as legal counsel to Rumble. Latham & Watkins LLP and Gleiss Lutz served as legal counsel, Jefferies Financial Group Inc. acted as lead financial advisor, and Berenberg as financial advisor to Northern Data.

About RUM Group Inc.

As separately announced today, Rumble introduced a new business unit and legal name for the company following the closing of its acquisition of Northern Data AG, effective June 18, 2026. RUM Group Inc. (NASDAQ: RUM) is the holding company for Rumble and Quake AI. RUM Group Inc.’s mission is to maximize the power of human imagination through an independent technology ecosystem built on privacy, resilience, and an open alternative to Big Tech. Rumble is the leading independent video platform. Quake AI combines the assets of Northern Data and Rumble Cloud into a full-stack GPU and cloud computing platform, delivering the infrastructure for the next generation of Agentic AI enterprises.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements”” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by using words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “endeavors,” “forecasts,” “could,” “will,” “may,” “future,” “likely,” “on track to deliver,” “continues to,” “looks forward to,” “is primed to,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this press release are based on our current beliefs and expectations of our management as of the date hereof. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include risks related to the Northern Data business combination, including the success of the business following the Transactions; the ability to successfully integrate Rumble’s and Northern Data’s businesses; risks related to disruption of management time from ongoing business operations due to the transaction; the risk that the transaction can negatively impact the ability of Rumble and Northern Data to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the combined business may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that Rumble, Northern Data or the post combination company may not be able to effectively compete, including through product improvements and development; the risk that Rumble, Northern Data or the post-combination company may not be able to meet surging AI compute demand by establishing business relationships with hyperscalers; the risk that the cloud, video, and content delivery network capabilities of Rumble, Northern Data or the post-combination company may not be sufficient to attract and continue to attract interest from system integrators and content creators and to create powerful funnel partnership opportunities for the combined platform; the risk that Rumble, Northern Data or the post combination company may not be able to accelerate delivery of next-generation cloud solutions and AI applications; our ability to grow and manage future growth profitably over time, maintain relationships with customers, compete within our industry and retain key employees; weakened global economic conditions may affect our business and operating results; our limited operating history makes it difficult to evaluate our business and prospects; we may not grow or maintain our active user base, and may not be able to achieve or maintain profitability; we may fail to maintain adequate operational and financial resources; we may be unsuccessful in attracting new users to our mobile and connected TV offerings; our traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, networks, and standards that we do not control; our business depends on continued and unimpeded access to our content and services on the internet and if we or those who engage with our content experience disruptions in internet service, or if internet service providers are able to block, degrade or charge for access to our content and services, we could incur additional expenses and the loss of traffic and advertisers; we face significant market competition, and if we are unable to compete effectively with our competitors for traffic and advertising spend, our business and operating results could be harmed; we rely on data from third parties to calculate certain of our performance metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; changes to our existing content and services could fail to attract traffic and advertisers or fail to generate revenue; we derive the majority of our revenue from advertising and the failure to attract new advertisers, the loss of existing advertisers, or the reduction of or failure by existing advertisers to maintain or increase their advertising budgets may adversely affect our business and operating results; we depend on third-party vendors, including internet service providers, advertising networks, and data centers, to provide core services; new technologies have been developed that are able to block certain online advertisements or impair our ability to deliver advertising, which could harm our operating results; we have offered and intend to continue to offer incentives, including economic incentives, to content creators to join our platform, and these arrangements may involve fixed payment obligations that are not contingent on actual revenue or performance metrics generated by the applicable content creator but rather are based on our modeled financial projections for that creator, which if not satisfied may adversely impact our financial performance, results of operations and liquidity; changes in tax rates, changes in tax treatment of companies engaged in e-commerce, the adoption of new U.S. or international tax legislation, or exposure to additional tax liabilities may adversely impact our financial results; compliance obligations imposed by new privacy laws, laws regulating online video sharing platforms, other online platforms and online speech in certain jurisdictions in which we operate, or industry practices may adversely affect our business, financial performance, and operating results; we may become subject to newly enacted laws and regulations that restrict or moderate content on the internet; we are exposed to significant regulatory, operational, compliance, privacy, and legal risks related to age restriction or verification requirements and children’s online safety laws contemplated or enacted in various U.S. states and foreign jurisdictions; paid endorsements by our content creators ma expose us to regulatory risk, liability, and compliance costs, and, as a result, may adversely affect our business, financial condition and results of operations; we have incurred and will incur significantly increased expenses and administrative burdens as a public company, which could have an adverse effect on our business, financial condition, and results of operations; and those additional risks, uncertainties and factors described in more detail in Northern Data’s annual and interim financial reports made publicly available and under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in our other filings with the U.S. Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation to update any of our forward-looking statements after the issuance of this press release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.